GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Class IR, Class R, Class R6 and Class T Shares of the

Goldman Sachs Concentrated Growth Fund

Supplement dated May 22, 2017 to the

Prospectus and Summary Prospectus, each dated April 28, 2017, each as supplemented to date

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization which contemplates the reorganization of the Goldman Sachs Focused Growth Fund (the “Acquired Fund”) with and into the Goldman Sachs Concentrated Growth Fund (the “Surviving Fund”) pursuant to which the Acquired Fund will (i) transfer substantially all of its assets and liabilities attributable to each class of its shares to the Surviving Fund in exchange for shares of the Surviving Fund; and (ii) distribute to its shareholders a portion of the Surviving Fund shares to which each shareholder is entitled in complete liquidation of the Acquired Fund (the “Reorganization”). The Reorganization is scheduled to occur on or about July 28, 2017, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

Upon the consummation of the Reorganization and on the Closing Date, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) has agreed to increase the management fee waiver in place for the Surviving Fund by 0.02% in order to achieve an effective management fee rate of 0.76% as an annual percentage rate of the average daily net assets of the Surviving Fund. This arrangement would remain in effect for at least one year from the date of the Closing Date and prior to such date, the Investment Adviser would not be able to terminate the arrangement without the approval of the Board.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

EQG1REORG 05-17